UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

LANDS’ END, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09769	36-2512786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane
Dodgeville, Wisconsin		53595
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2024, the Board of Directors of Lands’ End, Inc. (the “Company”) amended and restated the Company’s bylaws (as amended and restated, the “Second Amended and Restated Bylaws”), effective immediately.

The Second Amended and Restated Bylaws, among other things, enhance and clarify procedural and disclosure requirements related to stockholder nominations of directors and submissions of proposals regarding other business at annual or special meetings of stockholders, including items related to (i) representations and information regarding nominating stockholders, their affiliates and director nominees, required to be provided to the Company, (ii) the proxy card to be used by stockholders soliciting proxies, and (iii) other updates in accordance with the “universal proxy” rules adopted by the Securities and Exchange Commission pursuant to Rule 14a-19 of the Securities Exchange Act of 1934, as amended. The Second Amended and Restated Bylaws also include clarifications to definitions, the role of the controller and the accessibility of the list of stockholders entitled to vote at stockholder meetings in accordance with the Delaware General Corporation Law, and other technical and conforming changes.

The foregoing summary of the amendments effected by the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description

3.1 Second Amended and Restated Bylaws of Lands’ End, Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS’ END, INC.

Date: September 23, 2024	By: _/s/ Peter L. Gray________________________.
Name: Peter L. Gray
Title: President, Lands’ End Licensing, Chief Administrative Officer and General Counsel